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                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          GOLDEN STAR RESOURCES LTD.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:



Reg. (S) 240.14a-101.

SEC 1913 (3-99)
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                           GOLDEN STAR RESOURCES LTD.
                               Denver, Colorado

May 14, 1999



Dear Shareholder:

     This supplement to the Management Information Circular delivered to you today is furnished in connection with the solicitation by management ("Management") of Golden Star Resources Ltd. (the "Company") of proxies to be voted at the Annual General and Special Meeting of Shareholders (the "Meeting") of the Company to be held at 11:00 a.m. (Toronto time) on Tuesday, June 15, 1999 and at any and all adjournments thereof.

     Management has decided not to proceed at this time with the proposal contained in the Management Information Circular for the continuance of the Company under the Yukon Business Corporation Act and related matters (Item 6 of the Notice). We therefore withdraw this proposal from consideration at the Meeting and request that you complete the Proxy Form with respect to all proposals other than Proposal No. 5. Any vote cast for or against Proposal No. 5 on the Proxy Form will not be considered and will have no effect on any other proposal submitted for a vote.

     The Company appreciates your attention to this matter. If you would like an additional copy of the Proxy Statement, please contact the Company's investor relations department at 1660 Lincoln Street, Suite 3000, Denver, Colorado 80264-3001 or call toll free at (800) 553-8436.


Sincerely,


/s/
---------------------------------------------
Louis Peloquin
Vice President, General Counsel and Secretary

        1660 Lincoln Street, Suite 3000, Denver, Colorado 80264 U.S.A.
                    Tel: 303-830-9000 -- Fax: 303-830-9092